SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (hereinafter, as it may be modified, amended or supplemented from time to time, called this "Amendment"), made and entered into as of October 15, 1998, by and among AVADO BRANDS, INC. f/k/a APPLE SOUTH, INC., a Georgia corporation ("Borrower"); the financial institutions from time to time party to the "Credit Agreement" defined and described below and identified as the "Banks" therein (collectively, the "Banks" or, individually, a "Bank"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, successor-by-merger to WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, acting as agent for the Banks (Wachovia, when acting in such capacity, herein sometimes called the "Agent").

     WHEREAS, heretofore, Borrower, Banks and Agent made and entered into a certain Credit Agreement, dated as of April 1, 1998 (which, as amended pursuant hereto, is called herein the "Credit Agreement"); and

     WHEREAS, Borrower, Banks and Agent have agreed to amend the Credit Agreement in certain respects, as described more particularly below;

     NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the foregoing premises, to induce Banks to amend the Credit Agreement and extend the credit provided for therein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, Banks, the Agent and Borrower agree as follows:

     1. DEFINITIONS, TERMS AND REFERENCES.

     1.1 Terms Incorporated by Reference. Capitalized terms used in this Amendment but not otherwise expressly defined herein shall have the same meanings as given to such terms in the Credit Agreement.

     2. Amendment to Existing Section 5.19. Existing Section 5.19 shall be amended by placing "; or" at the end of existing clause (xii) thereof, and adding a new clause (xiii) thereof, to read as follows:

     (xiii) Other Advances. Make loans or advances to Affiliates, shareholders, directors, officers or employees, in addition to those described in clauses (i) through (xii) hereinabove, in an aggregate amount, as to all such loans and advances at any one time outstanding to all such Persons, not to exceed Eight Million Dollars ($8,000,000), so long as, and provided that, (A) no Event of Default then exists and (B) each such loan or advance is repaid, in full, not later than two (2) years from the date of its disbursement.

     3. EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS. All amendments to the Credit Agreement made however, that the following shall have been executed and/or delivered to the Agent on or before such date, in form and substance satisfactory to the Banks, to-wit: (i) a Secretary's (or Assistant Secretary's) Certificate for the Borrower; and (ii) this Amendment.

     4. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Banks and Agent. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. It is not intended by the parties that this Amendment constitute, and this Amendment shall not constitute, a novation or accord and satisfaction.

     5. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. To induce Banks and Agent to enter into this Amendment (A) Borrower hereby restates and renews each and


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every  representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Credit Agreement; (B) Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and in the Loan Documents, as amended hereby, and in the Loan Documents, effective as of the date hereof; and (C) Borrower hereby certifies that no Event of Default or Default Condition has occurred and is continuing.

     6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia and all applicable federal laws of the United States of America.

     7. COSTS AND EXPENSES. Borrower agrees to pay all costs and expenses of Agent incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, including the reasonable fees and out-of-pocket expenses of Agent's counsel.

     8. LOAN DOCUMENT. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement, and be governed accordingly.

     IN WITNESS WHEREOF, Borrower, the Agent, and each Bank have set their hands as of the day and year first above written.

                            "BORROWER"

                            AVADO BRANDS, INC. f/k/a
                            APPLE SOUTH, INC.


                            By:_________________________________
                               Erich J. Booth, Chief Financial
                               Officer and Treasurer


                            Attest:_____________________________
                                   Tonya Benjamin, Assistant Secretary

                            "BANKS"

                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION, as the Agent and as a Bank

                            By:________________________________
                               W. Tompkins Rison, Vice President

                            SUNTRUST BANK, ATLANTA

                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________

                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________

                            COOPERATIEVE CENTRALE
                            RAIFFEISEN-BOERENLEENBANK B.A.,
                            "RABOBANK NEDERLAND," NEW YORK BRANCH

                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________



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                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________

                            BANKBOSTON, N.A.

                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________

                            COMERICA BANK

                            By:_________________________________
                            Name:____________________________
                            Title:_____________________________




















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